UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
April 29, 2011
(Date of earliest event reported)

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State of incorporation)	( Commission File Number)	(IRS employer identification no.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Credit Agreement

On April 29, 2011, South Jersey Industries, Inc. (the “Company”) entered into an unsecured, four-year revolving credit agreement (the “Credit Agreement”), which is syndicated among eight banks, including Wells Fargo National Bank, National Association, as administrative agent, swingline lender and issuing bank, Bank of America, N.A., JP Morgan Chase Bank, N.A. and PNC Bank, National Association, as co-syndication agents, and Citizens Bank of Pennsylvania, as documentation agent.   The Credit Agreement expires on April 29, 2015, unless earlier terminated or extended in accordance with its terms.

The Credit Agreement provides for the extension of credit to the Company by the lenders thereunder in a total aggregate amount of $300 million (the “Revolving Credit Facility”), in the form of revolving loans up to the full $300 million amount of the facility.  In addition, as part of the total $300 million extension of credit, the Revolving Credit Facility provides for swingline loans (in an amount not to exceed an aggregate of $30 million), by the swingline lender thereunder, and letters of credit (in an amount not to exceed an aggregate of $200 million), by the issuing bank thereunder, each at the applicable interest rates specified in the Credit Agreement.  Subject to certain conditions set forth in the Credit Agreement, the Company may increase the Revolving Credit Facility up to a maximum aggregate amount of $400 million, although no lender is obligated to increase its commitment. Any proceeds from borrowings under the Revolving Credit Facility may be used for general corporate purposes.

The Credit Agreement contains customary representations, warranties and covenants, including a financial covenant limiting the ratio of Indebtedness of the Company and its subsidiaries on a consolidated basis to Consolidated Total Capitalization of not more than 0.65 to 1.0 (as such terms are defined in the Credit Agreement), and customary events of default.

Many of the lenders under the Credit Agreement have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services or other services for the Company or its affiliates, and affiliates or certain of these lenders have served in the past as underwriters in public offerings of securities by the Company or its affiliates, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

A copy of the Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of the Credit Agreement is qualified in its entirety by reference to the text of the Credit Agreement filed herewith.

The Credit Agreement replaces the 2006 Credit Agreement (as defined in Item 1.02 below).

Amendment to Letter of Credit Reimbursement Agreement

On April 29, 2011, the Company entered into Amendment No. 3 (“Amendment No. 3”) to that Letter of Credit Reimbursement Agreement dated as of December 20, 2007 (as previously amended, the “Reimbursement Agreement”).  The Reimbursement Agreement provides for the Company to reimburse in September 2011 the issuing lender of a letter of credit that was drawn in the amount of approximately $30.4 million.  The Reimbursement Agreement contains typical representations, warranties covenants and events of default.  One of the  covenants is a limitation on the Company’s ability to incur Indebtedness, other than Permitted Indebtedness (as such terms are defined in the Reimbursement Agreement).  Amendment No. 3 revises the definition of Permitted Indebtedness to conform to the definition of such term in the Credit Agreement described above.

A copy of Amendment No. 3 is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of the Reimbursement Agreement, as amended by Amendment No. 3 is qualified in its entirety by reference to the text of (a) the Reimbursement Agreement filed as Exhibit 10(g)(ii) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, (b) Amendments No. 1 and 2 to the Reimbursement Agreement filed as Exhibits 10(g)(iv) and 10(g)(v), respectively, to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and (c) Amendment No. 3 filed herewith.

Item 1.02.  Termination of a Material Definitive Agreement.

On April 29, 2011, in connection with the Company’s entry into the Credit Agreement discussed in Item 1.01 under the caption “Credit Agreement,” the Company terminated its existing $200 million Five-Year Revolving Credit Agreement, dated as of August 22, 2006, among the Company, the lenders referred to therein and Wells Fargo, successor by merger to Wachovia Bank, National Association, as administrative agent, as amended by that certain First Amendment to Five-Year Revolving Credit Agreement, dated as of February 21, 2007, among the Company, the lenders referred to therein and Wells Fargo, successor by merger to Wachovia Bank, National Association (the “2006 Credit Agreement”).

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Credit Agreement” is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1
Four-Year Revolving Credit Agreement, dated as of April 29, 2011, among South Jersey Industries, Inc., the several lenders from time to time party thereto, and Wells Fargo National Bank, National Association, as administrative agent, swingline lender and issuing bank, and Bank of America, N.A., JP Morgan Chase Bank, N.A. and PNC Bank, National Association, as Co-Syndication Agents, and Citizens Bank of Pennsylvania, as Documentation Agent.

10.2
Amendment No. 3, dated as of April 29, 2011, to the Letter of Credit Reimbursement Agreement by and among South Jersey Industries, Inc., the lenders signatory thereto and JPMorgan Chase Bank, N.A., as Issuing Lender and as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Dated: May 2, 2011	By:	/s/ David A. Kindlick
Name: David A. Kindlick
Title: Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Four-Year Revolving Credit Agreement, dated as of April 29, 2011, among South Jersey Industries, Inc., the several lenders from time to time party thereto, and Wells Fargo National Bank, National Association, as administrative agent, swingline lender and issuing bank, and Bank of America, N.A., JP Morgan Chase Bank, N.A. and PNC Bank, National Association, as Co-Syndication Agents, and Citizens Bank of Pennsylvania, as Documentation Agent.

10.2
Amendment No. 3, dated as of April 29, 2011, to the Letter of Credit Reimbursement Agreement by and among South Jersey Industries, Inc. , the lenders signatory thereto and JPMorgan Chase Bank, N.A., as Issuing Lender and as Administrative Agent.